CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 22, 2000, which appears on page 35 of the Form 10-K of Interwest Medical, Inc., and to the references to our Firm under the caption "Experts" in the Prospectus.


                                    /s/ Tanner + Co.
                                    ------------------------
                                    Tanner + Co.

Sal Lake City, UT
January 9, 2001

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